                                                                               UNITED STATES <?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />
                                                         SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 1, 2007
APPLIED NEUROSOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

  Delaware                                   001-13835                                  39-1661164
 (State or Other Jurisdiction     (Commission file Number)    (IRS Employer
       of  Incorporation)                                                           Identification No.)
    50 Lakeview Parkway, Suite 111, Vernon Hills, IL                               60061
(Address of Principal Executive Offices)                                             (Zip Code)
Registrant’s telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7      Regulation FD
Item 7.01.            Regulation FD Disclosure.

On March 1, 2007, Applied NeuroSolutions, Inc. (“APNS”) is posting on its Web site a Corporate presentation. The presentation can be found on its website in the ‘About Us’ section at www.appliedneurosolutions.com/index.html. APNS expects to use these slides, in whole or in part, in connection with presentations to investors, analysts and others during 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of March 2007.
APPLIED NEUROSOLUTIONS, INC.
By:              /s/David Ellison
Name:     David Ellison
Title:        Chief Financial Officer